SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  January 15, 2019

AXIM BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54296	27-4092986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Rockerfeller Place, 20th Floor, Suite 83 New York, New York New York, NY 10111	10111
(Address of principal executive offices)	(Zip Code)

(212) 751-0001
(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

 Item 7.01   Regulation FD Disclosure

On January 15, 2019, Axim Biotechnologies, Inc. (“Axim”) posted an updated corporate slide presentation to its investor relations website, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is being furnished with this report.  Axim also issued a press release announcing the corporate slide presentation and new corporate website, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K and is being furnished with this report.

The presentation and press release will both be available in the Investor Relations section of Axim’s website at ir.aximbiotech.com.

The information set forth in this Item 7.01 is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly provided by specific reference in such a filing.

By filing this Current Report on Form 8-K and furnishing the information in this Item 7.01, Axim makes no admission as to the materiality of Item 7.01 in this report or the presentation and press release available on Axim’s website. The information contained in the presentation is summary information that is intended to be considered in the context of Axim’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that Axim makes, by press release or otherwise, from time to time. Axim undertakes no duty or obligation to publicly update or revise the information contained in this Item, although it may do so from time to time as its management believes is appropriate or as required by applicable law. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases, by updating its website or through other public disclosure.

Item 9.01   Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No. Description

99.1 Corporate Slide Presentation.

99.2Press Release, dated January 15, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIM BIOTECHNOLOGIES, INC.

Dated: January 15, 2019	By:	/s/ John W. Huemoeller II
John W. Huemoeller II
Chief Executive Officer